Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Utilities Portfolio

May 31, 2019

UTI-QTLY-0719
1.802193.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Electric Utilities - 53.4%
Electric Utilities - 53.4%
Edison International	955,400	$56,722,098
Entergy Corp.	584,262	56,714,312
Evergy, Inc.	615,266	35,771,565
Eversource Energy	314,906	23,252,659
Exelon Corp.	2,611,569	125,564,239
FirstEnergy Corp.	1,358,192	56,011,838
NextEra Energy, Inc.	305,072	60,468,321
PG&E Corp. (a)	552,932	9,455,137
PPL Corp.	1,366,968	40,680,968
Southern Co.	1,914,450	102,423,075
Vistra Energy Corp.	2,021,734	47,632,053
		614,696,265
Gas Utilities - 4.2%
Gas Utilities - 4.2%
Atmos Energy Corp.	310,048	31,562,886
Chesapeake Utilities Corp.	21,823	1,981,092
South Jersey Industries, Inc.	449,586	14,184,438
		47,728,416
Independent Power and Renewable Electricity Producers - 6.0%
Independent Power Producers & Energy Traders - 2.2%
NRG Energy, Inc.	390,592	13,295,752
NRG Yield, Inc. Class C	324,133	4,861,995
The AES Corp.	479,689	7,579,086
		25,736,833
Renewable Electricity - 3.8%
Atlantica Yield PLC	744,829	15,976,582
NextEra Energy Partners LP	421,271	18,641,242
Terraform Power, Inc.	677,100	9,140,850
		43,758,674

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		69,495,507

Media - 1.0%
Cable & Satellite - 1.0%
Altice U.S.A., Inc. Class A	477,991	11,228,009
Multi-Utilities - 30.5%
Multi-Utilities - 30.5%
Avangrid, Inc.	467,673	23,411,710
CenterPoint Energy, Inc.	888,300	25,263,252
Dominion Resources, Inc.	1,663,463	125,059,148
National Grid PLC sponsored ADR	113,883	5,726,037
Public Service Enterprise Group, Inc.	953,625	56,035,005
RWE AG	369,000	9,217,426
Sempra Energy	809,818	106,450,576
		351,163,154
Oil, Gas & Consumable Fuels - 2.6%
Oil & Gas Storage & Transport - 2.6%
Cheniere Energy, Inc. (a)	463,801	29,302,947
Semiconductors & Semiconductor Equipment - 0.5%
Semiconductors - 0.5%
First Solar, Inc. (a)	97,610	5,665,284
Water Utilities - 0.6%
Water Utilities - 0.6%
SJW Corp.	106,102	6,539,066
Wireless Telecommunication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Sprint Corp. (a)	166,711	1,145,305
TOTAL COMMON STOCKS
(Cost $965,084,531)		1,136,963,953

Nonconvertible Preferred Stocks - 0.2%
Electric Utilities - 0.2%
Electric Utilities - 0.2%
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.) (b)
(Cost $2,386,452)	702,900	2,628,846

Money Market Funds - 0.9%
Fidelity Cash Central Fund 2.41% (c)	9,980,009	9,982,005
Fidelity Securities Lending Cash Central Fund 2.42% (c)(d)	637,436	637,500
TOTAL MONEY MARKET FUNDS
(Cost $10,619,505)		10,619,505
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $978,090,488)		1,150,212,304
NET OTHER ASSETS (LIABILITIES) - 0.0%		49,259
NET ASSETS - 100%		$1,150,261,563

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$130,095
Fidelity Securities Lending Cash Central Fund	3
Total	$130,098

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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